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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

indie Semiconductor, Inc. (“indie” or the “Company”) has appointed Michael Wittmann as Chief Operating Officer, effective January 22, 2024.

Mr. Wittmann, 53, joined indie in March 2021 as Vice President, Marketing and served in that position until June 2022 when he assumed the role of Senior Vice President and General Manager, Power Business Unit. Prior to joining indie, from May 2012 to March 2021, Mr. Wittmann served in various senior marketing roles of increasing responsibility at Intel Corporation, serving most recently as Senior Director of 5G Solutions and General Manager of Wireless and Connectivity Sales from October 2016 to March 2021. He previously held product marketing positions with International Rectifier, which was acquired by Infineon Technologies AG in January 2015. Mr. Wittmann holds a Diplom in Electrical Engineering from RWTH Aachen University, Germany.

Mr. Wittmann has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and there is no arrangement or understanding between Mr. Wittmann and any other person, pursuant to which Mr. Wittmann is to be selected as an officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Mr. Wittmann neither is a party to, nor does he have any direct or indirect material interest in, any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. Mr. Wittmann’s compensation arrangements have not changed in connection with this appointment.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

January 26, 2024	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)
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